UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material under §240.14a-12

W. R. Grace & Co.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒    No fee required.

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
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(2)	Aggregate number of securities to which transaction applies:
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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4)	Proposed maximum aggregate value of transaction:
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(5)	Total fee paid:
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☐    Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
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IMPORTANT ANNUAL MEETING INFORMATION

Vote by Internet • Go to www.envisionreports.com/GRA • Or scan the QR code with your smartphone • Follow the steps outlined on the secure website

STOCKHOLDER MEETING NOTICE

Important Notice Regarding the Availability of Proxy Materials for the
W. R. Grace & Co. Stockholder Meeting To Be Held on May 7, 2015
Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement, notice and annual report to stockholders are available at:
www.envisionreports.com/GRA

Easy Online Access - A Convenient Way to View Proxy Materials and Vote
When you go online to view materials, you can also vote your shares.
Step 1:	Go to www.envisionreports.com/GRA to view the materials.
Step 2:	Click on Cast Your Vote or Request Materials.
Step 3:	Follow the instructions on the screen to log in.
Step 4:	Make your selection as instructed on each screen to select delivery preferences and vote.
When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials - If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before April 27, 2015 to facilitate timely delivery.

STOCKHOLDER MEETING NOTICE

W. R. Grace & Co.'s 2015 Annual Meeting of Stockholders will be held on Thursday, May 7, 2015 at 9:00 a.m., Eastern Time, at the Ten Oaks Ballroom, 5000 Signal Bell Lane, Clarksville, MD 21029.
Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations:
The Board of Directors recommends a vote FOR all nominees, FOR Proposals 2, 3 and 5 and 1 Year for Proposal 4:

1.	To elect each of the four nominees, named below as director, each to serve until the 2018 annual meeting and until his or her successor is duly elected and qualified:
	01) Robert F. Cummings, Jr.	02) Marye Anne Fox	03) Janice K. Henry	04) Mark E. Tomkins
To elect the nominee, named below as director, to serve until the 2016 annual meeting and until her successor is duly elected and qualified
05) Diane H. Gulyas
2.	Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2015
3.	Advisory vote to approve named executive officer compensation
4.	Advisory vote on the frequency of the advisory vote to approve named executive officer compensation
5.	Approval of the Grace Executive Annual Incentive Compensation Plan, or EAICP, including the material terms of the performance measures available under the EAICP
Other business as may properly come before the Annual Meeting and postponement(s) or adjournment(s) thereof may be transacted at the meeting.
PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.
The Board of Directors has fixed the close of business on March 10, 2015 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting.

Directions to the 2015 Annual Meeting of Stockholders

Heading northwest on Maryland 32, take exit 20 for Maryland 108 toward Clarksville.
Turn right onto Maryland 108 E/Clarksville Pike.
Turn right onto Signal Bell Lane.
Ten Oaks Ballroom will be on the right.

Heading southeast on Maryland 32, take exit 20 for Maryland 108 toward Clarksville.
Turn left onto Maryland 108 E/Clarksville Pike.
Turn right onto Signal Bell Lane.
Ten Oaks Ballroom will be on the right.

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

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Internet - Go to www.envisionreports.com/GRA. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

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Telephone - Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

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Email - Send email to investorvote@computershare.com with “Proxy Materials W. R. Grace & Co.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by April 27, 2015.